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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          October 24, 2000
                                                 -----------------------------


                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                  31-4156620
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      (Commission File Number)             (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                     77002
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(Address of Principal Executive Offices)                 (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Third Quarter Results of Operations

On October 24, 2000, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the third quarter of 2000.

Eurobond Offering

On October 25, 2000, the Company issued the press release attached hereto as
Exhibit 99.2 announcing the Company's issuance of EUR300 million of five-year bonds.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1 Company press release dated October 24, 2000 titled "Cooper Industries Reports Third-Quarter Earnings of 97 Cents"

         99.2 Company press release dated October 25, 2000 titled "Cooper Industries Announces Completion of Eurobonds"

Item 9.  Regulation FD Disclosure.

Business Outlook for 2000

The following sets forth the Company's revised general business outlook for 2000, based on current expectations. The comparative figures for 2000 include the effects of acquisitions made during 1999 and exclude 1999 nonrecurring items.

For the fiscal year ending December 31, 2000, the Company expects revenues, on a consolidated basis, to increase by 15-20% and consolidated operating earnings to increase by 10-15%. The Company expects revenues for the Electrical Products segment to increase by approximately 20%. Operating earnings for the Electrical Products segment are expected to increase by 10-15%. Revenues for the Tools and Hardware segment are expected to be relatively unchanged from the prior year. Operating earnings for the Tools and Hardware segment are expected to decrease by less than 5%.

The above statements are forward-looking, and actual results may differ materially. The above statements are based on a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (1) modest growth in the domestic economy; (2) a modest improvement in European markets; (3) relatively level construction spending worldwide; (4) no significant change in raw material costs; (5) realization of benefits of cost reduction programs; and (6) no significant adverse changes in the relationship of the U.S. dollar to the currencies of countries in which the Company does business. The estimates also assume, without limitation, no significant change in competitive conditions and such other risk factors as are discussed from time to time in the Company's periodic filings with the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   COOPER INDUSTRIES, INC.

                                                   (Registrant)



Date:    October 25, 2000                           /s/ D. Bradley McWilliams
                                                   -----------------------------
                                                   D. Bradley McWilliams
                                                   Senior Vice President, and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
  99.1       Company press release dated October 24, 2000 titled "Cooper
             Industries Reports Third-Quarter Earnings of 97 Cents"

  99.2       Company press release dated October 25, 2000 titled "Cooper
             Industries Announces Completion of Eurobonds"